                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of  each  of them of a  Statement  on  Schedule  13D  dated  November  29,  2005
(including  amendments  thereto)  with  respect to the Common Stock of Whitehall
Jewellers, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such
Statement.

Dated: November 29, 2005                 NEWCASTLE PARTNERS, L.P.

                                         By: Newcastle Capital Management, L.P.,
                                             its General Partner

                                         By: Newcastle Capital Group, L.L.C.,
                                             its General Partner

                                         By: /s/ Mark E. Schwarz
                                             -----------------------------------
                                             Mark E. Schwarz, Managing Member

                                         NEWCASTLE CAPITAL MANAGEMENT, L.P.

                                         By: Newcastle Capital Group, L.L.C.,
                                             its General Partner

                                         By: /s/ Mark E. Schwarz
                                             -----------------------------------
                                             Mark E. Schwarz, Managing Member

                                         NEWCASTLE CAPITAL GROUP, L.L.C.

                                         By: /s/ Mark E. Schwarz
                                             -----------------------------------
                                             Mark E. Schwarz, Managing Member

                                         /s/ Mark E. Schwarz
                                         ---------------------------------------
                                         MARK E. SCHWARZ

                                         /s/ Steven J. Pully
                                         ---------------------------------------
                                         STEVEN J. PULLY

                                         /s/ John P. Murray
                                         ---------------------------------------
                                         JOHN P. MURRAY